UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 17, 2010
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On March 17, 2010, the Corporation’s Compensation Committee (the “Committee”) approved the award of performance-based awards to the Corporation’s Chief Executive Officer and other executive officers named in the Compensation Discussion and Analysis included in the Corporation’s proxy statement for its Annual Meeting of Shareholders held in 2009 (the Named Executive Officers) in the following amounts:

Number of Restricted
Named Executive Officer	Stock Units Awarded
Stephen J. Gurgovits	50,393
Vincent J. Calabrese	10,740
Brian F. Lilly	19,001
Vincent J. Delie, Jr.	19,001
Louise C. Lowrey	10,740
     These awards are made pursuant to the stockholder approved 2007 Incentive Compensation Plan (the Plan), a copy of which is on file with the SEC as Annex “A” to the Corporation’s 2007 proxy statement.
     The Committee’s determination of the amount of the performance-based restricted stock units that vest for each Named Executive Officer will occur on March 1, 2014 (“Vesting Date”). This determination will be based on the Corporation’s return on average tangible common equity (“F.N.B. ROATCE”) and earnings per share growth during the four year period beginning January 1, 2010, and ending on December 31, 2013 (“Performance Period”). In order to qualify for vesting the Named Executive Officer must remain continuously employed by the Corporation up to the Vesting Date and the F.N.B. ROATCE during the Performance Period must be greater than or equal to the 25th percentile of the return on average tangible common equity of peer institutions. The calculation of the number of performance-based restricted stock units that shall vest will be contingent upon the Corporation’s achievement of certain earnings per share growth levels relative to the earnings per share growth of peer institutions during the Performance Period.

F.N.B.’s EPS Growth Relative to	Restricted Stock Units Earned
Peer Financial Institutions’ EPS	as a multiple of the Restricted
Growth Percentile	Stock Units targeted)
Threshold 25th	.50
Target 50th	1.00
Maximum 75th	1.75
     For amounts of the Corporation’s relative earnings per share growth as compared to peer financial institutions between the Threshold and Target levels or between the Target and Maximum levels, straight line interpolation, rounded up to the next whole share, will be used to determine the number of Restricted Stock Units that will become vested.
     The foregoing discussion is qualified in its entirety by reference to the full text of the Plan and of the form of the RSU Agreement which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
10.1	Form of Restricted Stock Units Agreement for Named Executive Officers (pursuant to 2007 Incentive Compensation Plan).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)
By:	/s/ Vincent J. Calabrese
	Name:	Vincent J. Calabrese
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: March 23, 2010